Exhibit 23.1
                                                                    ------------


                         CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" in Amendment No. 2 to the Registration Statement (Form S-3 No. 333-32241) and related Prospectus of Compositech Ltd. for the registration of 3,960,720 shares of its Common Stock and to the incorporation by reference therein of our report dated January 22, 1997.



                                        /S/ Ernst & Young LLP


Melville, New York
October 23, 1997